UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2025
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AGNC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
7373 Wisconsin Avenue, 22nd Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	AGNC	The Nasdaq Global Select Market
Depositary shares of 7.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCN	The Nasdaq Global Select Market
Depositary shares of 6.875% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCM	The Nasdaq Global Select Market
Depositary shares of 6.50% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCO	The Nasdaq Global Select Market
Depositary shares of 6.125% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCP	The Nasdaq Global Select Market
Depositary shares of 7.75% Series G Fixed-Rate Reset Cumulative Redeemable Preferred Stock	AGNCL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02 Results of Operations and Financial Condition
On April 10, 2025, AGNC Investment Corp. issued a press release announcing its preliminary estimates of financial results for the quarter ended March 31, 2025. The text of the aforementioned press release is included as exhibit 99.1 to this Form 8-K. The press release included the following financial estimates for the quarter:
•Estimated total comprehensive income for the first quarter of 2025 of $0.12 per share of common stock;
•Estimated tangible net book value of $8.25 per share of common stock as of March 31, 2025;
•Estimated investment portfolio fair value of approximately $78.9 billion fair value as of March 31, 2025, which includes approximately $7.5 billion of To-Be-Announced ("TBA") Agency MBS and $0.9 billion of credit risk transfer and non-Agency securities and other mortgage credit investments;
•Estimated tangible net book value “at risk” leverage ratio of approximately 7.5x as of March 31, 2025. "At risk" leverage is calculated as the sum of repurchase agreements used to fund the Company’s investment portfolio ("Investment Securities Repo"), net TBA position (at cost), other debt, and net receivable/payable for unsettled investment securities divided by total stockholders' equity, adjusted to exclude goodwill. Leverage excludes U.S. Treasury repurchase agreements;
•Estimated economic return on tangible common equity of 2.4% for the first quarter, comprised of $0.36 of dividends declared per common share and an estimated $(0.16) decrease in tangible net book value per common share;
•Estimated cash and unencumbered Agency MBS of approximately $6.0 billion as of March 31, 2025, which represented approximately 63% of the Company's tangible equity; and
•49.7 million shares of common stock issued through At-the-Market Offerings for net proceeds of $509 million.
The financial estimates included in this Form 8-K are subject to the limitations and qualifications described in the Company's press release.
Pursuant to the rules and regulations of the Securities and Exchange Commission, exhibit 99.1 to this Form 8-K and the information set forth therein, shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Pursuant to the rules and regulations of the SEC, the information provided in this Item 2.02 of this Form 8-K shall be deemed “filed” for purposes of Section 18 of the Exchange Act, and shall be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(a) None.
(b) None.
(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated	April 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGNC INVESTMENT CORP.

Dated:	April 10, 2025	By:	/s/ BERNICE E. BELL
Bernice E. Bell
Executive Vice President and Chief Financial Officer